Exhibit 10.1
UNITY SOFTWARE INC.
2009 STOCK PLAN
1.ESTABLISHMENT, PURPOSE AND TERM OF PLAN.
1.1    Establishment. The Unity Software Inc. 2009 Stock Plan (the “Plan”) is hereby established effective as of September 10, 2009, as amended February 19, 2010, November 30, 2011, November 26, 2013, April 8, 2014, March 23, 2015, September 30, 2015, February 3, 2016, April 5, 2016, March 28, 2017, as adjusted in connection with the Company’s 2-for-1 forward stock split effected on September 5, 2017, December 13, 2017, March 7, 2018, March 13, 2019 and April 7, 2019.
1.2    Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Company intends that Awards granted pursuant to the Plan be exempt from or comply with Section 409A of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.
1.3    Term of Plan. The Plan shall continue in effect until its termination by the Board; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.
2.DEFINITIONS AND CONSTRUCTION.
2.1    Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:
(a)“Award” means an Option, Restricted Stock Purchase Right, Restricted Stock Bonus or Restricted Stock Unit granted under the Plan.
(b)“Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.
(c)“Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

(d)“Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment or service agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.
(e)“Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or written contract of employment or service, the occurrence of any of the following:
(i)an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(w)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or
(ii)the liquidation or dissolution of the Company.
For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.
(f)“Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder.
(g)“Committee” means the compensation committee or other committee or subcommittee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.
(h)“Company” means Unity Software Inc., a Delaware corporation, or any successor corporation thereto.
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(i)“Consultant” means a person or entity engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that (i) if the Consultant is a person, the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act, and (ii) if the Consultant is an entity would not preclude the Company from offering or selling securities to such an entity pursuant to the Plan in reliance on Section 4(2) of the Securities Act
(j)[reserved]
(k)“Director” means a member of the Board.
(l)“Disability” means the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant’s position with the Participating Company Group because of the sickness or injury of the Participant.
(m)“Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.
(n)“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(o)“Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:
(i)If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.
(ii)If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A of the Code.
(p)“Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.
(q)“Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.
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(r)“Insider Trading Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.
(s)“Net-Exercise” means a procedure by which (i) the Company will deduct from the total number of shares of Stock for which a Participant elects to exercise an Option the largest number of whole shares of Stock that does not exceed the aggregate exercise price therefor, (ii) the Participant will pay to the Company in cash the remaining balance of such aggregate exercise price, and (iii) the Participant will be issued a whole number of shares of Stock upon such exercise determined in accordance with the following formula:
N = X*((A-B)/A), where
“N” = the number of shares of Stock (rounded down to the nearest whole number) to be issued to the Participant upon exercise of the Option;
“X” = the total number of shares with respect to which the Participant has elected to exercise the Option;
“A” = the Fair Market Value of one (1) share of Stock determined on the exercise date; and
“B” = the exercise price per share (as defined in the Participant’s Award Agreement)
(t)“Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an Incentive Stock Option.
(u)“Officer” means any person designated by the Board as an officer of the Company.
(v)“Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.
(w)“Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).
(x)“Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.
(y)“Participant” means any eligible person who has been granted one or more Awards.
(z)“Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.
(aa)    “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.
(bb)    “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.
(cc)    “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 7.
(dd)    “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 7.
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(ee)    “Restricted Stock Unit” or “RSU” means restricted stock unit award granted to a Participant pursuant to Section 8.
(ff)    “Restricted Stock Unit Agreement” means a written document, the form(s) of which shall be approved from time to time by the Board, reflecting the terms of a Restricted Stock Unit granted under the Plan and includes any documents attached to such agreement.
(gg)    “Rule 16b-3” means Rule 16b‑3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.
(hh)    “Securities Act” means the Securities Act of 1933, as amended.
(ii)    “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise provided by the Board, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Board, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. Except as otherwise provided by the Board, in its discretion, the Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.
(jj)    “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.
(kk)    “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.
(ll)    “Ten Percent Stockholder” means a person who, at the time an Award is granted to such person, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.
(mm)    “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.
2.2    Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
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3.ADMINISTRATION.
3.1Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Board, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Board in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein.
3.2Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.
3.3Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:
(a)to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock to be subject to each Award;
(b)to determine the type of Award granted;
(c)to determine the Fair Market Value of shares of Stock or other property;
(d)to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or shares acquired pursuant thereto, (v) the time of expiration of any Award, (vi) the effect of any Participant’s termination of Service on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;
(e)to approve one or more forms of Award Agreement;
(f)to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;
(g)to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;
(h)to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and
(i)to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.
3.4Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b‑3.
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3.5Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.
4.SHARES SUBJECT TO PLAN.
4.1Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be seventy-six million eight hundred seventy-five thousand one hundred twenty-two (76,875,122) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Award for any reason expires or is terminated or canceled or if shares of Stock are acquired pursuant to an Award subject to forfeiture or repurchase and are forfeited or repurchased by the Company for an amount not greater than the Participant’s exercise or purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan.
4.2Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the ISO Share Limit set forth in Section 5.3(a), and in the exercise or purchase price per share of any outstanding Awards in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and the exercise price per share shall be rounded up to the nearest whole cent. In no event may the exercise or purchase price, if any, under any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.
5.ELIGIBILITY AND OPTION LIMITATIONS.
5.1Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.
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5.2Participation in the Plan. Awards are granted solely at the discretion of the Board. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.
5.3Incentive Stock Option Limitations.
(a)Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to Section 4.1 and adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed seventy-six million eight hundred seventy-five thousand one hundred twenty-two (76,875,122) shares (the “ISO Share Limit”). The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Section 4.2.
(b)Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.
(c)Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise of the Option, Shares issued pursuant to each such portion shall be separately identified.
6.STOCK OPTIONS.
Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
6.1Exercise Price. The exercise price for each Option shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share for an Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Stockholder shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.
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6.2Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Stockholder shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.
6.3Payment of Exercise Price.
(a)Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by delivery of a properly executed notice electing a Net-Exercise, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.
(b)Limitations on Forms of Consideration.
(i)Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.
(ii)Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.
6.4Effect of Termination of Service.
(a)Option Exercisability. Subject to earlier termination of the Option as otherwise provided by this Plan, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with the Award Agreement evidencing the Option. To the extent required by applicable law, vested Options shall be exercisable for a minimum period of six (6) months following termination of the Participant’s Service due to Disability or death and three (3) months following any other termination of Service (other than a termination due to Cause). Except as otherwise provided in an Award Agreement, if the Participant’s Service is terminated for Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service. Notwithstanding the foregoing, no Option shall be exercisable later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing the Option (the “Option Expiration Date”).
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(b)Extension if Exercise Prevented by Law. Notwithstanding the foregoing other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 12 below, the Option shall remain exercisable until the later of (i) three (3) months after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.
6.5Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in Rule 701 under the Securities Act and the General Instructions to Form S-8 Registration Statement under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option.
7.RESTRICTED STOCK AWARDS.
Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Board shall from time to time establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
7.1Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Board shall determine, including, without limitation, upon the attainment of one or more performance goals.
7.2Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Board in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.
7.3Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Board, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.
7.4Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (c) by any combination thereof.
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7.5Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, as shall be established by the Board and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 7.8. The Board, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Insider Trading Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
7.6Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 7.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if so determined by the Board and provided by the Award Agreement, such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.
7.7Effect of Termination of Service. Unless otherwise provided by the Board in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.
7.8Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
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8.RESTRICTED STOCK UNITS.
8.1Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an award covering a number of Stock that may be settled in cash, or by issuance of such Stock at a date in the future. No purchase price shall apply to an RSU settled in Stock. All grants of Restricted Stock Units will be evidenced by a Restricted Stock Unit Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan, and shall require that the Restricted Stock Units must expire no later than ten years following the date of grant.
8.2Form and Timing of Settlement. To the extent permissible under the applicable law, the Board may permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned, provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code (or any successor) and any regulation or rulings promulgated thereunder. Payment may be made in the form of cash or whole shares or a combination thereof, all as the Board determines.
9.STANDARD FORMS OF AWARD AGREEMENTS.
9.1Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Board and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms, including electronic media, as the Board may approve from time to time.
9.2Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.
10.CHANGE IN CONTROL.
10.1Effect of Change in Control on Awards. Subject to the requirements and limitations of Section 409A of the Code, if applicable, the Board may provide for any one or more of the following:
(a)Accelerated Vesting. The Board may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and/or vesting in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, to such extent as the Board shall determine.
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(b)Assumption, Continuation or Substitution of Awards. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock. For purposes of this Section, if so determined by the Board, in its discretion, an Award or any portion thereof shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to such portion of the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise of the Award for each share of Stock to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Award prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Award Agreement evidencing such Award except as otherwise provided in such Award Agreement.
(c)Cash-Out of Outstanding Awards. The Board may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or portion thereof outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Board) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable amount of future payment of such consideration. In the event such determination is made by the Board, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.
10.2Federal Excise Tax Under Section 4999 of the Code.
(a)Excess Parachute Payment. If any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A of the Code, the Participant may elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.
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(b)Determination by Independent Accountants. To aid the Participant in making any election called for under Section 10.2(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 10.2(a), the Company shall request a determination in writing by independent public accountants selected by the Company (the “Accountants”). As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants may reasonably charge in connection with their services contemplated by this Section 10.2(b).
11.TAX WITHHOLDING.
11.1Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes (including any social insurance tax), if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to an Award Agreement until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.
11.2Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or vesting of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.
12.COMPLIANCE WITH SECURITIES LAW.
The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
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13.AMENDMENT OR TERMINATION OF PLAN.
The Board may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Board. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Board may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A of the Code.
14.MISCELLANEOUS PROVISIONS.
14.1Repurchase Rights. Shares issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
14.2Provision of Information. At least annually, copies of the Company’s balance sheet and income statement for the just completed fiscal year shall be made available to each Participant and purchaser of shares of Stock upon the exercise of an Award; provided, however, that this requirement shall not apply if all offers and sales of securities pursuant to the Plan comply with all applicable conditions of Rule 701 under the Securities Act. The Company shall not be required to provide such information to key persons whose duties in connection with the Company assure them access to equivalent information. The Company shall deliver to each Participant such disclosures as are required in accordance with Rule 701 under the Securities Act.
14.3Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.
14.4Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2 or another provision of the Plan.
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14.5Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.
14.6Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.
14.7Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards shall be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing such benefits.
14.8Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.
14.9No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.
14.10Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.
14.11Stockholder Approval. The Plan or any increase in the maximum aggregate number of shares of Stock issuable thereunder as provided in Section 4.1 (the “Authorized Shares”) shall be approved by a majority of the outstanding securities of the Company entitled to vote by the later of (a) a period beginning twelve (12) months before and ending twelve (12) months after the date of adoption thereof by the Board or (b) the first issuance of any security pursuant to the Plan in the State of California (within the meaning of Section 25008 of the California Corporations Code). Awards granted prior to security holder approval of the Plan or in excess of the Authorized Shares previously approved by the security holders shall become exercisable no earlier than the date of security holder approval of the Plan or such increase in the Authorized Shares, as the case may be, and such Awards shall be rescinded if such security holder approval is not received in the manner described in the preceding
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UNITY SOFTWARE INC.
NOTICE OF GRANT OF STOCK OPTION
(Denmark)
The Participant has been granted an option (the “Option”) to purchase certain shares of Stock of Unity Software Inc. pursuant to the Unity Software Inc. 2009 Stock Plan (the “Plan”), as follows:

Participant:
Date of Grant:
Number of Option Shares:	,	subject to adjustment as provided by the Option Agreement.
Exercise Price:	$
Initial Vesting Date:
Option Expiration Date:

Tax Status of Option:	Nonstatutory Stock Option
Vested Shares:
Except as provided in the Stock Option Agreement, the number of Vested Shares (disregarding any resulting fractional share) as of any date is determined by multiplying the Number of Option Shares by the “Vested Ratio” determined as of such date as follows:

Vested Ratio

If the Participant’s Service terminates because of the death of the Participant (i) within the first year of Participant’s continuous Service, then 50% of the Number of Option Shares set forth above shall become Vested Shares effective as of immediately prior to the effective time of such termination or (ii) on or following the first year of Participant’s continuous Service, then 100% of the Number of Option Shares set forth above shall become Vested Shares effective as of immediately prior to the effective time of such termination.
The Exercise Price represents an amount the Company believes to be no less than the fair market value of a share of Stock as of the Date of Grant, determined in good faith in compliance with the requirements of Section 409A of the Code. However, there is no guarantee that the Internal Revenue Service will agree with the Company’s determination. A subsequent IRS determination that the Exercise Price is less than such fair market value could result in adverse tax consequences to the Participant. By signing below, the Participant agrees that the Company, its directors, officers and shareholders shall not be held liable for any tax, penalty, interest or cost incurred by the Participant as a result of such determination by the IRS. The Participant is urged to consult with his or her own tax advisor regarding the tax consequences of the Option, including the application of Section 409A.
By their signatures below, the Company and the Participant agree that the Option is governed by this Grant Notice and by the provisions of the Plan and the Stock Option Agreement, both of which are attached to and made a part of this document. The Participant acknowledges receipt of copies of the Plan and the Stock Option Agreement, represents that the Participant has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions.
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IMPORTANT – STATEMENT UNDER SECTION 3(1)
OF THE ACT ON STOCK OPTIONS
Pursuant to Section 3(1) of the Act on Stock Options in employment relations (the “Stock Option Act”), Participant is entitled to receive information regarding the Company’s stock option program in a separate written statement.
The full statement containing the information about Participant’s rights under the Company’s stock option program and the Stock Option Act is attached as a separate written statement to this Notice of Grant.
You acknowledge receipt of a copy of the Plan and the Option Agreement (including the special provisions for your country of residence, if any, in the Appendix), and represent that you are familiar with the terms and provisions thereof, and hereby accept the Option subject to all of the terms and provisions hereof. You understand that your employment or consulting relationship, or service with the Company is for an unspecified duration and can be terminated at any time in accordance with applicable law, and that nothing in this Notice of Grant, the Stock Option Agreement or the Plan changes the nature of that relationship. Capitalized terms not defined herein shall have the meanings ascribed to them in the Plan.

UNITY SOFTWARE INC.	PARTICIPANT

By:	Signature:

Its:	Date:

Address:	Address:

ATTACHMENTS:    2009 Stock Plan, as amended to the Date of Grant; Stock Option Agreement and Exercise Notice
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UNITY SOFTWARE INC.
NOTICE OF GRANT OF STOCK OPTION
(Non-Denmark)
The Participant has been granted an option (the “Option”) to purchase certain shares of Stock of Unity Software Inc. pursuant to the Unity Software Inc. 2009 Stock Plan (the “Plan”), as follows:

Participant:
Date of Grant:
Number of Option Shares:	,	subject to adjustment as provided by the Option Agreement.
Exercise Price:	$
Initial Vesting Date:
Option Expiration Date:
Tax Status of Option:		(Enter “Incentive” or “Nonstatutory.” If blank, this Option will be a Nonstatutory Stock Option.
Vested Shares:
Except as provided in the Stock Option Agreement, the number of Vested Shares (disregarding any resulting fractional share) as of any date is determined by multiplying the Number of Option Shares by the “Vested Ratio” determined as of such date as follows:

Vested Ratio

If the Participant’s Service terminates because of the death of the Participant (i) within the first year of Participant’s continuous Service, then 50% of the Number of Option Shares set forth above shall become Vested Shares effective as of immediately prior to the effective time of such termination or (ii) on or following the first year of Participant’s continuous Service, then 100% of the Number of Option Shares set forth above shall become Vested Shares effective as of immediately prior to the effective time of such termination.
The Exercise Price represents an amount the Company believes to be no less than the fair market value of a share of Stock as of the Date of Grant, determined in good faith in compliance with the requirements of Section 409A of the Code. However, there is no guarantee that the Internal Revenue Service will agree with the Company’s determination. A subsequent IRS determination that the Exercise Price is less than such fair market value could result in adverse tax consequences to the Participant. By signing below, the Participant agrees that the Company, its directors, officers and shareholders shall not be held liable for any tax, penalty, interest or cost incurred by the Participant as a result of such determination by the IRS. The Participant is urged to consult with his or her own tax advisor regarding the tax consequences of the Option, including the application of Section 409A.
By their signatures below, the Company and the Participant agree that the Option is governed by this Grant Notice and by the provisions of the Plan and the Stock Option Agreement, both of which are attached to and made a part of this document. The Participant acknowledges receipt of copies of the Plan and the Stock Option Agreement, represents that the Participant has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions.
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UNITY SOFTWARE INC.	PARTICIPANT

By:	Signature:

Its:	Date:

Address:	Address:

ATTACHMENTS:    2009 Stock Plan, as amended to the Date of Grant; Stock Option Agreement and Exercise Notice

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THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.
UNITY SOFTWARE INC.
STOCK OPTION AGREEMENT
(International)
Unity Software Inc. has granted to the Participant named in the Notice of Grant of Stock Option (the “Grant Notice”) to which this Stock Option Agreement (the “Option Agreement”) is attached an option (the “Option”) to purchase certain shares of Stock (the “Shares”) upon the terms and conditions set forth in the Grant Notice and this Option Agreement (including the Appendix to this Agreement, as defined below). The Option has been granted pursuant to and shall in all respects be subject to the terms and conditions of the Unity Software Inc. 2009 Stock Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of, and represents that the Participant has read and is familiar with, the Grant Notice, this Option Agreement and the Plan, (b) accepts the Option subject to all of the terms and conditions of the Grant Notice, this Option Agreement and the Plan, and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Grant Notice, this Option Agreement or the Plan.
1.DEFINITIONS AND CONSTRUCTION.
1.1Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.
1.2Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
2.TAX CONSEQUENCES.
This Option is intended to be a Nonstatutory Stock Option and shall not be treated as an Incentive Stock Option within the meaning of Section 422(b) of the Code.

3.ADMINISTRATION.
All questions of interpretation concerning the Grant Notice, this Option Agreement, the Plan or any other form of agreement or other document employed by the Company in the administration of the Plan or the Option shall be determined by the Board. All such determinations by the Board shall be final, binding and conclusive upon all persons having an interest in the Option, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Board in the exercise of its discretion pursuant to the Plan or the Option or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest in the Option. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.
4.EXERCISE OF THE OPTION.
4.1Right to Exercise. Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Vesting Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the number of Vested Shares less the number of shares previously acquired upon exercise of the Option, subject to the Company’s repurchase rights set forth in Section 11. In no event shall the Option be exercisable for more shares than the Number of Option Shares, as adjusted pursuant to Section 9.
4.2Method of Exercise. Exercise of the Option shall be by means of electronic or written notice (the “Exercise Notice”) in a form authorized by the Company. An electronic Exercise Notice must be digitally signed or authenticated by the Participant in such manner as required by the notice and transmitted to the Company or an authorized representative of the Company (including a third-party administrator designated by the Company). In the event that the Participant is not authorized or is unable to provide an electronic Exercise Notice, the Option shall be exercised by a written Exercise Notice addressed to the Company, which shall be signed by the Participant and delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Company, or an authorized representative of the Company (including a third-party administrator designated by the Company). Each Exercise Notice, whether electronic or written, must state the Participant’s election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Participant’s investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. Further, each Exercise Notice must be received by the Company prior to the termination of the Option as set forth in Section 6 and must be accompanied by full payment of the aggregate exercise price per share set forth on the Participant’s Notice of Grant of Stock Option (the “Exercise Price”) for the number of shares of Stock being purchased. The Option shall be deemed to be exercised upon receipt by the Company of such electronic or written Exercise Notice and the aggregate Exercise Price.
4.3Payment of Exercise Price.
(a)Forms of Consideration Authorized. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check or in cash equivalent, (ii) if permitted by the Company and subject to the limitations contained in Section 4.3(b), by means of (1) a Cashless Exercise, (2) a Net-Exercise, or (3) a Stock Tender Exercise; or (iii) by any combination of the foregoing.

(b)Limitations on Forms of Consideration. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedure providing for payment of the Exercise Price through any of the means described below, including with respect to the Participant notwithstanding that such program or procedures may be available to others.
(i)Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed Exercise Notice together with irrevocable instructions to a broker in a form acceptable to the Company providing for the assignment to the Company of the proceeds of a sale or loan with respect to shares of Stock acquired upon the exercise of the Option in an amount not less than the aggregate Exercise Price for such shares (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System).
(ii)Net-Exercise. A “Net-Exercise” means the delivery of a properly executed Exercise Notice electing a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to the Participant upon the exercise of the Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate Exercise Price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate Exercise Price not satisfied by such reduction in the number of whole shares to be issued. Following a Net-Exercise, the number of shares remaining subject to the Option, if any, shall be reduced by the sum of (1) the net number of shares issued to the Participant upon such exercise, and (2) the number of shares deducted by the Company for payment of the aggregate Exercise Price.
(iii)Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a properly executed Exercise Notice accompanied by (1) the Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock having a Fair Market Value that does not exceed the aggregate Exercise Price for the shares with respect to which the Option is exercised, and (2) the Participant’s payment to the Company in cash of the remaining balance of such aggregate Exercise Price not satisfied by such shares’ Fair Market Value. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, the Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

4.4Tax Responsibility and Satisfaction. The Company and its Participating Companies shall assess tax and social insurance contribution liability and requirements in connection with the Participant’s participation in the Plan, including, without limitation, income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax‑related items associated with the grant or exercise of the Option or sale of the underlying Shares or related to Participant’s participation in the Plan and legally applicable to Participant (the “Tax Liability”). These requirements may change from time to time as laws or interpretations change. Further, if Participant is subject to Tax Liability in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or a Participating Company (or former employer, as applicable) may be required to withhold or account for Tax Liability in more than one jurisdiction. Regardless of the Company’s or any Participating Company’s actions in this regard, the Participant hereby acknowledges and agrees that the Tax Liability shall be the Participant’s ultimate responsibility and liability. The Participant agrees as a condition of his or her participation in the Plan to make arrangements satisfactory to the Company and its Participating Companies to enable it to satisfy all withholding, payment and/or collection requirements associated with the full satisfaction of the Tax Liability, including authorizing the Company or the Participating Company to: (i) withhold all applicable amounts from the Participant’s wages or other cash compensation due to the Participant, in accordance with any requirements under the laws, rules, and regulations of the country of which the Participant is a resident, and (ii) act as the Participant’s agent to sell sufficient shares of Stock for the proceeds to settle such requirements (on Participant’s behalf pursuant to this authorization) without further consent. Furthermore, the Participant agrees to pay the Company or the Participating Company any amount the Company or any Participating Company may be required to withhold, collect or pay as a result of the Participant’s participation in the Plan or that cannot be satisfied by deduction from the Participant’s wages or other cash compensation paid to the Participant by the Company or the Participating Company or sale of the shares of Stock acquired under the Plan. The Participant acknowledges that he or she may not participate in the Plan and the Company and the Participating Company shall have no obligation to deliver shares of Stock until the Tax Liability has been fully satisfied by the Participant.
4.5Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice any or all shares acquired by the Participant pursuant to the exercise of the Option. Except as provided by the preceding sentence, a certificate for the shares as to which the Option is exercised shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.
4.6Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE PARTICIPANT IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE PARTICIPANT MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

4.7Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.
5.NONTRANSFERABILITY OF THE OPTION.
During the lifetime of the Participant, the Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. The Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Following the death of the Participant, the Option, to the extent provided in Section 7, may be exercised by the Participant’s legal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.
6.TERMINATION OF THE OPTION.
The Option shall terminate and may no longer be exercised after the first to occur of (a) the close of business on the Option Expiration Date, (b) the close of business on the last date for exercising the Option following termination of the Participant’s Service as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.
7.EFFECT OF TERMINATION OF SERVICE.
7.1Option Exercisability. The Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period as determined below and thereafter shall terminate. For purposes of this Option, Participant’s Service will be considered terminated as of the date Participant is no longer providing services to the Company or a Participating Company (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any).
(a)Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for Vested Shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.
(b)Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for Vested Shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.
(c)Termination because of Misconduct. Notwithstanding any other provision of this Option Agreement, if the Participant’s Service is terminated because of Misconduct (as defined below) the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service.
(d)Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for Vested Shares by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

7.2Extension if Exercise Prevented by Law. Notwithstanding the foregoing other than termination of the Participant’s Service because of Misconduct, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until the later of (a) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (b) the end of the applicable time period under Section 7.1, but in any event no later than the Option Expiration Date.
7.3Definition of Terms.
(a)“Misconduct” means any serious misconduct identified as a ground for termination as contemplated by applicable law or, if no such law applies, then shall mean Cause as defined in the Plan.
(b)“Disability” means disability as defined by local regulations or, if no such regulation applies, then shall mean Disability as defined in the Plan.
8.EFFECT OF CHANGE IN CONTROL.
In the event of a Change in Control, except to the extent that the Board determines to cash out the Option in accordance with Section 9.1(c) of the Plan, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of the Participant, assume or continue in full force and effect the Company’s rights and obligations under all or any portion of the Option or substitute for all or any portion of the Option a substantially equivalent option for the Acquiror’s stock. For purposes of this Section, the Option or any portion thereof shall be deemed assumed if, following the Change in Control, the Option confers the right to receive, subject to the terms and conditions of the Plan and this Option Agreement, for each share of Stock subject to such portion of the Option immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise of the Option for each share of Stock to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. The Option shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control to the extent that the Option is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of the Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of this Option Agreement except as otherwise provided herein.

9.ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.
Subject to any required action by the stockholders of the Company and the requirements of Section 409A of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number, Exercise Price and kind of shares subject to the Option, in order to prevent dilution or enlargement of the Participant’s rights under the Option. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and the Exercise Price shall be rounded up to the nearest whole cent. In no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.
10.RIGHTS AS A STOCKHOLDER.
The Participant shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date the shares are issued, except as provided in Section 9.
11.RIGHT OF FIRST REFUSAL.
11.1Grant of Right of First Refusal. Except as provided in Section 11.7 and Section 15 below, in the event the Participant, the Participant’s legal representative, or other holder of shares acquired upon exercise of the Option proposes to sell, exchange, transfer, pledge, or otherwise dispose of any Vested Shares (the “Transfer Shares”) to any person or entity, including, without limitation, any stockholder of a Participating Company, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this Section 11 (the “Right of First Refusal”).
11.2Notice of Proposed Transfer. Prior to any proposed transfer of the Transfer Shares, the Participant shall deliver written notice (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the “Proposed Transferee”) and, if the transfer is voluntary, the proposed transfer price, and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the Fair Market Value of the Transfer Shares, as determined by the Board in good faith. If the Participant proposes to transfer any Transfer Shares to more than one Proposed Transferee, the Participant shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Participant and the Proposed Transferee and must constitute a binding commitment of the Participant and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.
11.3Bona Fide Transfer. If the Company determines that the information provided by the Participant in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Participant written notice of the Participant’s failure to comply with the procedure described in this Section 11, and the Participant shall have no right to transfer the Transfer Shares without first complying with the procedure described in this Section 11. The Participant shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

11.4Exercise of Right of First Refusal. If the Company determines the proposed transfer to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Participant otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Participant of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company’s exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company’s right to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Participant or issued by a person other than the Participant with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Participant shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the present value cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Participant to any Participating Company shall be treated as payment to the Participant in cash to the extent of the unpaid principal and any accrued interest canceled. Notwithstanding anything contained in this Section to the contrary, the period during which the Company may exercise the Right of First Refusal and consummate the purchase of the Transfer Shares from the Participant shall terminate no sooner than the completion of a period of eight (8) months following the date on which the Participant acquired the Transfer Shares upon exercise of the Option.
11.5Failure to Exercise Right of First Refusal. If the Company fails to exercise the Right of First Refusal in full (or to such lesser extent as the Company and the Participant otherwise agree) within the period specified in Section 11.4 above, the Participant may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than ninety (90) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Participant and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Participant, shall again be subject to the Right of First Refusal and shall require compliance by the Participant with the procedure described in this Section 11.
11.6Transferees of Transfer Shares. All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interest therein subject to all of the terms and conditions of this Option Agreement, including this Section 11 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this Section 11 are met.
11.7Transfers Not Subject to Right of First Refusal. The Right of First Refusal shall not apply to any transfer or exchange of the shares acquired upon exercise of the Option if such transfer or exchange is in connection with an Ownership Change Event. If the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of Section 11.9 below result in a termination of the Right of First Refusal.
11.8Assignment of Right of First Refusal. The Company shall have the right to assign the Right of First Refusal at any time, whether or not there has been an attempted transfer, to one or more persons as may be selected by the Company.

11.9Early Termination of Right of First Refusal. The other provisions of this Option Agreement notwithstanding, the Right of First Refusal shall terminate and be of no further force and effect upon (a) the occurrence of a Change in Control, unless the Acquiror assumes the Company’s rights and obligations under the Option or substitutes a substantially equivalent option for the Acquiror’s stock for the Option, or (b) the existence of a public market for the class of shares subject to the Right of First Refusal. A “public market” shall be deemed to exist if (i) such stock is listed on a national securities exchange (as that term is used in the Exchange Act) or (ii) such stock is traded on the over‑the‑counter market and prices therefor are published daily on business days in a recognized financial journal.
12.STOCK DISTRIBUTIONS SUBJECT TO OPTION AGREEMENT.
If, from time to time, there is any stock dividend, stock split or other change, as described in Section 9, in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new, substituted or additional securities to which the Participant is entitled by reason of the Participant’s ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Right of First Refusal with the same force and effect as the shares subject to the Right of First Refusal immediately before such event.
13.LEGENDS.
The Company may at any time place legends referencing the Right of First Refusal and any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:
13.1“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.”
13.2“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND REPURCHASE OPTIONS IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER’ S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION.”

14.LOCK-UP AGREEMENT.
The Participant hereby agrees that in the event of any underwritten public offering of stock, including an initial public offering of stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Participant shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act. The Participant hereby agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing within a reasonable timeframe if so requested by the Company.
15.RESTRICTIONS ON TRANSFER OF SHARES.
No shares acquired upon exercise of the Option may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Participant), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law in any manner which violates any of the provisions of this Option Agreement, and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any shares which will have been transferred in violation of any of the provisions set forth in this Option Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares will have been so transferred.
16.CURRENCY EXCHANGE RISK.
The Participant agrees and acknowledges that the Participant shall bear any and all risk associated with the exchange or fluctuation of currency associated with the Option, including without limitation the exercise of the Option or sale of the shares of Stock (the “Currency Exchange Risk”). The Participant waives and releases the Company and the Participating Companies from any potential claims arising out of the Currency Exchange Risk.
17.MISCELLANEOUS PROVISIONS.
17.1Termination or Amendment. The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8 in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Participant unless such termination or amendment is necessary to comply with any applicable law or government regulation, including, but not limited to Section 409A of the Code. No amendment or addition to this Option Agreement shall be effective unless in writing.
17.2Compliance with Section 409A. The Company intends that income realized by the Participant pursuant to the Plan and this Option Agreement will not be subject to taxation under Section 409A of the Code. The provisions of the Plan and this Option Agreement shall be interpreted and construed in favor of satisfying any applicable requirements of Section 409A of the Code. The Company, in its reasonable discretion, may amend (including retroactively) the Plan and this Agreement in order to conform to the applicable requirements of Section 409A of the Code, including amendments to facilitate the Participant’s ability to avoid taxation under Section 409A of the Code. However, the preceding provisions shall not be construed as a guarantee by the Company of any particular tax result for income realized by the Participant pursuant to the Plan or this Option Agreement. In any event, and except for the responsibilities of the Company set forth in Section 4.4, no Participating Company shall be responsible for the payment of any applicable taxes incurred by the Participant on income realized by the Participant pursuant to the Plan or this Option Agreement.

17.3Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Option Agreement.
17.4Binding Effect. This Option Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.
17.5Delivery of Documents and Notices. Any document relating to participation in the Plan, or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.
(a)Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Option Agreement, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, if permitted by the Company, the Participant may deliver electronically the Grant Notice and Exercise Notice called for by Section 4.2 to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.
(b)Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 17.5(a) of this Option Agreement and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Grant Notice and Exercise Notice, as described in Section 17.5(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 17.5(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 17.5(a).
17.6Integrated Agreement. The Grant Notice, this Option Agreement and the Plan, together with any employment, service or other agreement with the Participant and a Participating Company referring to the Option, shall constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter. To the extent contemplated herein or therein, the provisions of the Grant Notice, the Option Agreement and the Plan shall survive any exercise of the Option and shall remain in full force and effect.
17.7Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

17.8Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
17.9Appendix. Notwithstanding any provisions in this Option Agreement, the Option grant shall be subject to any special terms and conditions set forth in the Appendix to this Option Agreement for Participant’s country (the “Appendix”) set forth as Exhibit A to this Option Agreement. Moreover, if Participant relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Option Agreement.
18.REGULATION S REPRESENTATIONS AND RESTRICTIONS. If the Participant’s address is an address located outside of the United States, the Participant makes the following additional representations, warranties and agreements:
(a)Participant is not a U.S. Person as defined in Rule 902(k) of Regulation S under the Securities Act. The offer and sale of the Shares to such Participant was made in an offshore transaction (as defined in Rule 902(h) of Regulation S), no directed selling efforts (as defined in Rule 902(c) of Regulation S) were made in the United States, and the Participant is not acquiring the Shares for the account or benefit of any U.S. Person;
(b)Participant will not, during the Restricted Period applicable to the Shares set forth in the legend set forth below (the “Restricted Period”) and to any certificate representing the Shares, offer or sell any of the foregoing securities (or create or maintain any derivative position equivalent thereto) in the United States, to or for the account or benefit of a U.S. Person or other than in accordance with Regulation S; and
(c)Participant will, after the expiration of the applicable Restricted Period, offer, sell, pledge or otherwise transfer the Shares (or create or maintain any derivative position equivalent thereto) only pursuant to registration under the Securities Act or any available exemption therefrom and, in any case, in accordance with applicable state securities laws.

(d)Participant acknowledges and agrees that the Company shall not register the transfer of the Shares in violation of these restrictions. Participant acknowledges and agrees that the certificates evidencing the Shares will bear the legend set forth below (in addition to any other legend required by applicable federal, state or foreign securities laws or provided in any other agreement with the Company:
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, AND THE COMPANY DOES NOT INTEND TO REGISTER THEM. PRIOR TO A DATE THAT IS ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, THE SHARES MAY NOT BE OFFERED OR SOLD (INCLUDING OPENING A SHORT POSITION IN SUCH SECURITIES) IN THE UNITED STATES OR TO U.S. PERSONS AS DEFINED BY RULE 902(k) ADOPTED UNDER THE ACT, OTHER THAN TO DISTRIBUTORS, UNLESS THE SHARES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. PARTICIPANTS OF SHARES PRIOR TO ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, MAY RESELL SUCH SECURITIES ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR OTHERWISE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT, OR IN TRANSACTIONS EFFECTED OUTSIDE OF THE UNITED STATES PROVIDED THEY DO NOT SOLICIT (AND NO ONE ACTING ON THEIR BEHALF SOLICITS) PARTICIPANTS IN THE UNITED STATES OR OTHERWISE ENGAGE(S) IN SELLING EFFORTS IN THE UNITED STATES AND PROVIDED THAT HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT. A HOLDER OF THE SECURITIES WHO IS A DISTRIBUTOR, DEALER, SUB-UNDERWRITER OR OTHER SECURITIES PROFESSIONAL, IN ADDITION, CANNOT PRIOR TO ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK RESELL THE SECURITIES TO A U.S. PERSON AS DEFINED BY RULE 902(k) OF REGULATION S UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

EXHIBIT A
Unity Software Inc.
2009 Stock Plan
Appendix to Stock Option Agreement (International)
Terms and Conditions
This Appendix includes additional terms and conditions that govern the Option granted to Participant under the Plan if Participant resides and/or works outside of the United States. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the Stock Option Agreement to which this Appendix is attached.
If Participant is a citizen or resident of a country other than the one in which he or she is currently working and/or residing, transfers to another country after the Date of Grant, is a consultant, changes employment status to a consultant position or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein shall be applicable to Participant. References to Participant’s Employer shall include any entity that engages Participant’s services.
In accepting this Option, Participant acknowledges, understands and agrees to the following:
1.Data Privacy Information and Consent. The Company is located at 30 3rd Street, San Francisco, CA 94103, United States, and grants awards to employees of the Company and its Parent Corporation and Subsidiary Corporations, at the Company’s sole discretion. If Participant would like to participate in the Plan, please review the following information about the Company’s data processing practices.
1.1Data Collection and Usage. The Company or, if different, Participant’s employer (the “Employer”), and its Subsidiary Corporations, Parent Corporation or affiliates collect, process, transfer and use personal data about Plan participants that is necessary for the purpose of implementing, administering and managing the Plan. This personal data may include Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality and citizenship, job title, any shares or directorships held in the Company, details of all awards or other entitlements to Shares, granted, canceled, exercised, vested, unvested or outstanding in Participant’s favor and any other personal information that could identify Participant (collectively, without limitation, “Data”), which the Company receives from Participant or the Employer. If the Company offers Participant an award under the Plan, then the Company will collect Participant’s Data solely for purposes of allocating stock and implementing, administering and managing the Plan and will process such Data in accordance with the Company’s then-current data privacy policies, which are made available to Participant prior to commencing employment and also available upon request.
1.2Stock Plan Administration Service Providers. The Company transfers Data to an independent stock-plan administrator and other third parties based in the United States, which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider and share Participant’s Data with another company that serves in a similar manner. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. The Company’s service provider may open an account for Participant to receive Shares. Participant may be asked to agree on separate terms and data processing practices with the service provider, which is a condition to Participant’s ability to participate in the Plan. Participant understands that Participant may request a list with the names and addresses of any then-current recipients of the Data by contacting Participant’s local human resources representative. Participant authorizes the Company to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan.

1.3Data Retention. The Company will use Participant’s Data only as long as is necessary to implement, administer and manage Participant’s participation in the Plan or as required to comply with legal or regulatory obligations, including under tax and security laws. When the Company no longer needs Participant’s Data, the Company will remove it from its systems. The Company may keep some of Participant’s Data longer to satisfy legal or regulatory obligations and the Company’s legal basis for such use would be a necessity to its legal obligations. Participant understands that Participant may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative.
1.4Data Subject Rights. Participant has a number of rights under data privacy laws in his or her country. Depending on where Participant is based, Participant’s rights may include the right to (i) request access or copies of Participant’s Data the Company processes, (ii) have the Company rectify Participant’s incorrect Data and/or delete Participant’s Data, (iv) restrict processing of Participant’s Data, (v) have portability of Participant’s Data, (vi) lodge complaints with the competent data protection authorities in Participant’s country and/or (vii) obtain a list with the names and addresses of any recipients of Participant’s Data. To receive clarification regarding Participant’s rights or to exercise Participant’s rights please contact the Company at Unity Software Inc., stockadmin@unity3d.com, Attn: Stock Administrator.
1.5GDPR Compliance. To the satisfaction and on the direction of the Committee, all operations of the Plan and this Option (at the time of its grant and as necessary thereafter) shall include or be supported by appropriate agreements, notifications and arrangements in respect of Data and its use and processing under the Plan, in order to secure (a) the reasonable freedom of the Employer, the Company and any Parent Corporation or Subsidiary Corporation, as appropriate, to operate the Plan and for compatible purposes, and (b) compliance with the data-protection requirements applicable from time to time, including, if applicable, and without limitation, Regulation EU 2016/679 of the European Parliament and of the Council of 27 April 2016.
2.Insider Trading Restrictions/Market Abuse Laws. Participant acknowledges that, if and when the Shares are publicly listed on any stock exchange, depending on his or her country, Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect his or her ability to directly or indirectly, accept, acquire, sell or attempt to sell or otherwise dispose of Shares or rights to the Shares, or rights linked to the value of Shares during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws and/or regulations in applicable jurisdictions or Participant’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders placed by Participant before possessing the inside information. Furthermore, Participant may be prohibited from (i) disclosing inside information to any third party, including fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant acknowledges that it is Participant’s responsibility to comply with any applicable restrictions, and Participant is advised to speak to his or her personal advisor on this matter.
3.Language. Participant acknowledges that he or she is sufficiently proficient in English to understand the terms and conditions of this Agreement. Furthermore, if Participant has received this Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

4.Foreign Asset/Account Reporting Requirements. Participant acknowledges that there may be certain foreign asset and/or account reporting requirements which may affect Participant’s ability to acquire or hold Shares acquired under the Plan or cash received from participating in the Plan in a brokerage account outside his or her country. Participant may also be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to his or her country through a designated bank or broker within a certain time after receipt. It is Participant’s responsibility to be compliant with such regulations and Participant should speak with his or her personal advisor on this matter.
5.Extraordinary Compensation. The value of the option is an extraordinary item of compensation outside the scope of Participant’s employment contract, if any, and is not to be considered part of his or her normal or expected compensation for purposes of calculating severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments. Participant acknowledges that the right to be granted options and the right to exercise the option and to continue vesting or to receive further grants of options will terminate effective as of the date upon which Participant receives notice of termination, regardless of when the termination is effective.
6.Participation Ceases When Employment Ceases. Except in the case of an approved leave of absence (as set forth more fully in the Plan), Participant understands that he/she shall have terminated employment as of the date he or she ceases to provide services (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment shall not be extended by any notice period or garden leave mandated by local law, provided however, that a change in status from an employee to a consultant or advisor shall not terminate the Participant’s continuous service, unless determined by the Committee, in its discretion.
7.Additional Acknowledgments and Agreements. In accepting this Option, Participant also acknowledges, understands and agrees that:
7.1the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
7.2the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;
7.3all decisions with respect to future Option or other grants, if any, will be at the sole discretion of the Company;
7.4the Option grant and Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company, Employer, or any Subsidiary Corporation or Parent Corporation or affiliate of the Company, and shall not interfere with the ability of the Company, the Employer or any Subsidiary Corporation or Parent Corporation or affiliate of the Company, as applicable, to terminate Participant;
7.5Participant is voluntarily participating in the Plan;
7.6the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;
7.7the Option and any Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
7.8the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;
7.9if the underlying Shares do not increase in value, the Option will have no value;

7.10if Participant exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;
7.11no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from the termination of Participant’s service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any), and in consideration of the grant of the Option to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, any of its Parent Corporation, Subsidiary Corporations, affiliates or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, any of its Parent Corporation, Subsidiary Corporations, or affiliates and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;
7.12for purposes of the Option, Participant’s service will be considered terminated as of the date Participant is no longer actively providing services to the Company or any of its Parent Corporation, Subsidiary Corporations, affiliates or the Employer (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Company, (i) Participant’s right to vest in the Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any); and (ii) the period (if any) during which Participant may exercise the Option after such termination of Participant’s service will commence on the date Participant ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant is employed or terms of Participant’s employment agreement, if any; the Committee shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of his or her Option grant (including whether Participant may still be considered to be providing services while on a leave of absence);
7.13unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company;
7.14the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purpose; and
7.15neither the Company, the Employer nor any Parent Corporation, Subsidiary Corporation or affiliate of the Company shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Participant pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise.

Notifications
This Appendix also includes information regarding exchange controls and certain other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is provided solely for the convenience of Participant and is based on the securities, exchange control and other laws in effect in the respective countries as of April 2018 (as to Colombia, Denmark, Finland, France, Germany, Lithuania, the Netherlands, South Korea and Sweden) or June 2013 (as to all other countries listed below). Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information noted herein as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date by the time Participant vests in or exercises this Option or sells any exercised Shares.
In addition, the information contained in this Appendix is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the applicable laws in his or her country may apply to his or her situation.
Finally, Participant understands that if he or she is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, transfers to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to Participant in the same manner.

BELGIUM
Terms and Conditions
The fourth sentence of Section 4.4 of the Option Agreement shall be amended and restated as follows:
Regardless of the Company’s or any Participating Company’s actions in this regard, the Participant hereby acknowledges and agrees that the Tax Liability shall be the Participant’s ultimate responsibility and liability, except for tax obligations and requirements that are imposed by laws solely on the Company or its Participating Companies.
CANADA
Terms and Conditions
Method of Payment. The following provision supplements Section 4.3 of the Option Agreement:
For avoidance of doubt, Participant is prohibited from surrendering Shares that he or she already owns to pay the Exercise Price or any Tax Liability in connection with the exercise of the Option. The Company reserves the right to permit this method of payment depending upon the development of local law.
Termination of Service. The following provision supplements Section 7 of the Option Agreement:
Unless otherwise provided in the Option Agreement or determined by the Company, Participant’s right to vest in the Option (if any) will terminate effective and Participant’s right to vest in and/or exercise the vested Option (if any) will be measured as of the date that is the earlier of (1) the date Participant receives notice of termination from the Employer, or (2) the date Participant is no longer actively providing service, and will not be extended by any notice period (e.g. active service would not include any contractual notice period or any period of “garden leave” or similar period mandated under Canadian laws or the terms of Participant’s employment Option Agreement, if any).

The following provisions will apply if Participant is a resident of Quebec:
Authorization to Release and Transfer Necessary Personal Information. The following provision supplements Section 1 of this Appendix:
Participant hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. Participant further authorizes the Company, any Parent Corporation or Subsidiary Corporation and the Administrator to disclose and discuss the Plan with their advisors. Participant further authorizes the Company and any Parent Corporation or Subsidiary Corporation to record such information and to keep such information in Participant’s employee file.
French Language Provision. The parties acknowledge that it is their express wish that the Option Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Les parties reconnaissent avoir exigé la rédaction en anglais de la Convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à, la présente convention.
CHINA
Terms and Conditions
The following provision applies to Participant if Participant is a PRC national:
Exercise of Option. The following provision supplements Section 4.1 of the Agreement.
Due to legal restrictions, the Option shall become exercisable by Participant only at such time as the Shares are publicly traded, quoted or listed on a recognized exchange or securities market, are not subject to a market stand-off or lock-up agreement and all necessary exchange control and other approvals from the State Administration of Foreign Exchange of the People’s Republic of China (“PRC”) or its local counterpart have been received for Options granted under the Plan (the “Liquidity Date”). Unless otherwise determined by the Committee, to exercise the Option, Participant must pay the Exercise Price by a cashless exercise method using a licensed securities broker acceptable to the Company, such that all Shares subject to the exercised Option will be sold immediately upon exercise (i.e., a “same day sale”) and the proceeds of sale, less the Exercise Price, any Tax Liability and broker’s fees and commissions, will be remitted to Participant in accordance with applicable exchange control law. In the event that Participant’s employment or service with the Company or any Subsidiary Corporation or Parent Corporation terminates, all unvested portions of the Shares subject to the Options will be forfeited and Participant must exercise any vested Options within such time set forth in the Grant Notice and Option Agreement and in compliance with exchange controls. However, if Participant’s employment or service with the Company or any Subsidiary Corporation or Parent Corporation terminates prior to the Liquidity Date, the Company, reserves the right, but not the obligation, to allow additional forms of exercises. If Participant’s employment or service with the Company or any Subsidiary Corporation or Parent Corporation terminates prior to the Liquidity Date and Participant is unable to exercise the Option pursuant to this paragraph within three (3) months after the Termination Date, then notwithstanding anything to the contrary in the Agreement, if the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for Vested Shares by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of twenty-four (24) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

Exchange Control Obligations.
The following provision applies to Participant if Participant is a PRC national and is provided for informational purposes only:
Following the exercise of the Option and sale of Shares, Participant must comply with any exchange control repatriation requirements. If Participant resides in the PRC, Participant may be required to repatriate to the PRC all proceeds due to Participant under the Plan, and such repatriation may need to be effected through a special exchange control account established by the Company or its Parent Corporation or Subsidiary Corporation in the PRC. In such circumstances, Participant agrees that the proceeds of the sale of Shares may be transferred to such special account prior to being delivered to Participant. Participant further agrees to comply with any other requirements that may be imposed by the Company in the future to facilitate compliance with PRC exchange control requirements.
The following provision applies to Participant if Participant is a non-PRC national:
Participant understands, acknowledges and agrees that certain exchange control restrictions may apply, including requirements regarding the remittance of funds out of China to pay the Exercise Price and the remittance into China of any sale proceeds paid on Shares acquired under the Plan. Participant further agrees to comply with any other requirements that may be imposed by the Company in the future to facilitate compliance with exchange control requirements.
COLOMBIA
Terms and Conditions
Nature of Grant. Pursuant to article 127 of the Colombian Labor Code, neither the Option nor any proceeds or other funds Participant may receive pursuant to the Option will be considered as a salary payment for any legal purpose, including, but not limited to, determining vacation pay, termination indemnities, payroll taxes or social insurance contributions. In consequence, the Option and any proceeds or other funds Participant may receive pursuant to the Option will be considered as non-salary payments as per Article 128 of the Colombian Labor Code (as amended by Article 15 of Law 50 of 1990) and Article 17 of Law 344 of 1996.
Notifications
Securities Law Information. The Shares are not and will not be registered in the Colombian registry of publicly traded securities (Registro Nacional de Valores y Emisores) and, therefore, the Shares may not be offered to the public in Colombia. Nothing in the Grant Notice, the Option Agreement, the Plan or any other document related to the Option shall be construed as the making of a public offer of securities in Colombia.
Exchange Control Information. Investments in assets located abroad (including Shares acquired under the Plan) are subject to registration with the Central Bank (Banco de la República) at the time of the payment of the corresponding investment, if payment is made through the foreign exchange market. If the value of Participant’s aggregate investments held abroad (as of December 31 of the applicable calendar year) equals or exceeds US$500,000 and such investments (including Shares acquired under the Plan) were not registered at the time of payment, such investments are subject to registration with Banco de la República before June 30 of the following year. When Participant sells Shares (or other investments) held abroad, Participant may choose to keep the resulting sums abroad or to repatriate them to Colombia. If Participant chooses to repatriate funds to Colombia and has not registered his or her investment with Banco de la República, Participant must file the appropriate foreign exchange declaration with Banco de la República upon conversion of funds into local currency. If the investment was previously registered with Banco de la República, then Participant must file the appropriate foreign exchange declaration with Banco de la República upon conversion of funds into local currency.

Foreign Asset / Account Tax Reporting Information. Participant must file an annual return providing details of assets held abroad to the Colombian Tax Office (Dirección de Impuestos y Aduanas Nacionales). If the individual value of these assets exceeds a certain threshold, Participant must discriminate each asset indicating the jurisdiction in which they are located, their nature and their value.
Participant should consult with his or her personal legal advisor to ensure compliance with the applicable requirements.
DENMARK
Stock Option Act Notification. Following the grant of the Option, Participant will be provided with an employer statement translated into Danish, which is being provided to comply with the Danish Stock Option Act (the “Employer Statement”). To the extent more favorable to Participant and required to comply with the Stock Option Act, the terms set forth in the Employer Statement will apply to Participant’s participation in the Plan.
Share Reporting Notifications. Participant may be subject to the following tax and other reporting obligations concerning any Shares or proceeds from those Shares that Participant receives under the Plan:
•If Participant establishes an account holding Shares or an account holding cash outside Denmark, Participant must report the account to the Danish Tax Administration. The form which should be used in this respect can be obtained from a local bank.
•If Participant holds Shares acquired under the Plan in a bank account or with a trustee outside Denmark, Participant is required to inform the Danish Tax Administration of the account. For this purpose, Participant must file a Form V (Erklaering V) with the Danish Tax Administration. The Form V must be signed by Participant and may be signed by the applicable bank or trustee where the account is held. In the likely event that the bank or trustee does not sign the Form V, Participant is solely responsible for providing certain details regarding the foreign brokerage account and Shares deposited therein to the Danish Tax Administration as part of Participant’s annual income tax return. By signing the Form V, Participant authorizes the Danish Tax Administration to examine the account.
•If Participant opens a deposit account with a U.S. bank for the purpose of holding cash outside Denmark, Participant is also required to inform the Danish Tax Administration about the account. To do so, Participant must also file a Form K (Erklaering K) with the Danish Tax Administration. The Form K must be signed by both Participant and by the applicable bank where the account is held. By signing the Form K, the bank undertakes an obligation, without further request each year, to forward information to the Danish Tax Administration concerning the content of the account. By signing the Form K, Participant authorizes the Danish Tax Administration to examine the account.
Option Exercisability. Notwithstanding anything to the contrary in Sections 7.1 and/or 7.3 of the Agreement, upon the Participant’s termination of Service, the Option shall be exercisable only to the extent determined below:
•Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for Vested Shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

•Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for Vested Shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.
•Termination because of Misconduct. Notwithstanding any other provision of this Option Agreement, if the Participant’s Service is terminated because of Misconduct (as defined below) the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service. For the purpose of this Denmark specific section “Misconduct” means any serious misconduct identified as a ground for termination as contemplated in the Danish Salaried Employee's Act, section 2b.
•Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Misconduct, the Option, to the extent unexercised and exercisable for Vested Shares by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.
FINLAND
There are no country-specific terms.
FRANCE
Terms and Conditions
Option Type. The Option is not intended to qualify for specific tax or social security treatment in France.
Language Consent. By accepting the Option, Participant confirms having read and understood the documents relating to this grant (the Plan and the Option Agreement), which were provided in English language. Participant accepts the terms of those documents accordingly.
En acceptant l’attribution, vous confirmez ainsi avoir lu et compris les documents relatifs à cette attribution (le Plan et ce Contrat) qui ont été communiqués en langue anglaise. Vous acceptez les termes en connaissance de cause.
Effect of Termination of Service. Sections 7.1(c) and 7.3(a) of the Option Agreement shall not apply. Section 7.1(d) of the Option Agreement shall be amended to read as follows:
“(d) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable for Vested Shares by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.”
Section 7.2 of the Option Agreement shall be amended to read as follows:
“7.2 Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until the later of (a) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (b) the end of the applicable time period under Section 7.1, but in any event no later than the Option Expiration Date.”

Notifications
Foreign Asset/Account Reporting Notification. Participants must report cash and/or share accounts opened, used or closed outside France as well as income received outside France on specific tax returns attached to their annual income tax return.
GERMANY
Notifications
Exchange Control Notification. Cross-border payments in excess of €12,500 (including transactions made in connection with the sale of securities) must be reported monthly to the German Federal Bank (Bundesbank). If Participant makes or receives a payment in excess of this amount in connection with Participant’s participation in the Plan, Participant must report the payment to Bundesbank electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de).
JAPAN
Exchange Control Notification. If Participant pays more than ¥30,000,000 in a single transaction for the purchase of Shares when Participant exercises the Option, Participant must file a Payment Report with the Ministry of Finance through the Bank of Japan by the 20th day of the month following the month in which the payment was made. The precise reporting requirements vary depending on whether the relevant payment is made through a bank in Japan.
LITHUANIA
Language Consent. By accepting the Option, Participant unambiguously and irrevocably confirms having read and understood the documents relating to the option right (the Plan and the Option Agreement), which were prepared and provided in English language. Participant confirms and declares fully and wholly accepting the terms of those documents accordingly.
Priimdamas Opcioną, Dalyvis nedviprasmiškai ir neatšaukiamai patvirtina, jog, perskaitė ir suprato dokumentus susijusius su opciono teise (Planą ir Sutartį), kurie yra parengti ir pateikti anglų kalba. Atitinkamai, Dalyvis patvirtina ir pareiškia, jog pilvai ir visiškai sutinka su šiuose dokumentuose išdėstytomis sąlygomis.
Foreign Asset / Account Reporting Information. Lithuanian residents holding Shares acquired under the Plan outside Lithuania (in the securities accounts open with the non-Lithuanian brokers, credit institutions or similar) have to declare their foreign accounts where such securities are held to State Tax Inspectorate of the Republic of Lithuania (“STI”).
Tax Reporting Requirements. Participant must file an annual tax return providing details of income received from abroad (including income in kind – the Shares once they are obtained under the title of ownership) to the STI.
Personal Income Tax. In case upon exercising of the Option a Participant (Lithuanian tax resident) receives the Shares for the price which is lower than the market value (i.e. receives income in kind), the benefit (positive difference between the market value of the Shares the Exercise Price) would be regarded as income from employment for personal income tax (“PIT”) purposes and, as a result, 15% PIT would be applicable.
NETHERLANDS
There are no country-specific provisions.

RUSSIA
Terms and Conditions
U.S. Transaction. Participant understands that the acceptance of the Option results in an agreement between Participant and the Company that is completed in the United States and that the Agreement is governed by the laws of the State of California, without giving effect to the conflict of law principles thereof. Upon exercise of the Options, any Shares to be issued to Participant shall be held or delivered to Participant in the United States and in no event will such Shares be delivered to Participant in Russia. Participant acknowledges that Participant is not permitted to sell or otherwise transfer Shares directly to other individuals in Russia, nor is Participant permitted to bring any certificates representing the Shares into Russia (if such certificates are actually issued).
Data Privacy. Participant hereby acknowledges that Participant has read and understood the terms regarding collection, processing and transfer of Data contained in this Section of the Agreement and, by participating in the Plan, Participant agrees to such terms. In this regard, upon request of the Company or the Employer, Participant agrees to provide an executed data privacy consent form to the Employer or the Company (or any other agreements or consents that may be required by the Employer or the Company) that the Company and/or the Employer may deem necessary to obtain under the data privacy laws in Russia, either now or in the future. Participant understands that Participant will not be able to participate in the Plan if Participant fails to execute any such consent or agreement.
Notifications
Securities Law Notification. The Agreement, the Notice, the Plan and all other materials that Participant may receive regarding participation in the Plan do not constitute advertising or an offering of securities in Russia. Absent any requirement under local law, the issuance of securities pursuant to the Plan has not and will not be registered in Russia; hence, the securities described in any Plan-related documents may not be used for offering or public circulation in Russia.
Exchange Control Notification. Any cash proceeds Participant may receive related to the Shares (such as proceeds from the sale of the Shares) must be repatriated to Russia within a reasonably short period after receipt. Such cash amounts must be initially credited to Participant through a foreign currency account opened in Participant’s name at an authorized bank in Russia. After the funds are initially received in Russia, they may be further remitted to a foreign bank subject to the following limitations: (i) the foreign account may be opened only for individuals; (ii) the foreign account may not be used for business activities; and (iii) the Russian tax authorities must be given notice about the opening/closing of each foreign account within one month of the account opening/closing. Participant is strongly advised to contact Participant’s bank in Russia and personal legal advisor to confirm the application of the exchange control rules to the Option prior to exercising the Option. Significant penalties may apply in the case of non-compliance with the exchange control requirements and exchange control requirements are subject to change.
Involuntary Termination Notification. If Participant continues to hold Shares acquired at exercise of the Option after an involuntary Termination of Participant’s Service, Participant may not be eligible to receive unemployment benefits in Russia.
SINGAPORE
Notifications
Insider Trading Notification. Participant should be aware of the Singaporean insider-trading rules, which may impact Participant’s acquisition or disposal of Shares or rights to Shares under the Plan. Under the Singaporean insider-trading rules, Participant is prohibited from acquiring or selling Shares or rights to Shares (e.g., an Award under the Plan) when Participant is in possession of information which is not generally available and which Participant knows or should know will have a material effect on the price of Shares once such information is generally available.

SOUTH KOREA
Notifications
Exchange Control Information. If Participant realizes US$500,000 or more from the sale of Shares or the receipt of dividends paid on such Shares in a single transaction, Korean exchange control laws require him or her to repatriate the proceeds to South Korea within three (3) years of the sale/receipt.
Foreign Asset / Account Tax Reporting Information. Korean residents must declare all foreign financial accounts (e.g., non-Korean bank accounts, brokerage accounts) to the Korean tax authority and file a report with respect to such accounts if the value of such accounts exceeds KRW 1 billion (or an equivalent amount in foreign currency). Participant should consult with his or her personal tax advisor to ensure compliance with the applicable requirements.
SWEDEN
There are no country-specific provisions.
UKRAINE
Terms and Conditions
Right to Exercise. Notwithstanding any provision of the Notice or the Agreement, Participant may not exercise the Option until the Shares are publicly traded, listed or quoted or a recognized exchange or national securities market and are no longer subject to any lock-up period pursuant to Section 14 of the Agreement.
Method of Payment. The following provision supplements Section 4 of the Agreement:
To facilitate regulatory compliance, Participant understands that Participant will be restricted to the cashless sell-all method of exercise. To complete a cashless sell-all exercise, Participant understands that Participant needs to instruct his or her broker to: (i) sell all of the Shares issued upon exercise; (ii) use the proceeds to pay the Exercise Price, brokerage fees and any applicable Tax Liability; and (iii) remit the balance in cash to Participant. Participant will not be permitted to hold Shares after exercise. Depending on the development of local laws or Participant’s country of residence, the Company reserves the right to modify the methods of exercising the Option and, in its sole discretion, to permit cash exercise, cashless sell-to cover exercise or any other method of exercise and payment of Tax Liability permitted under the Plan.

UNITED KINGDOM
Terms and Conditions
Tax Acknowledgment. The following provisions supplement Section 4 of the Option Agreement:
Income tax and national insurance contributions may arise on exercise of (or any other dealing in) the Option, and Participant agrees as a condition of exercise of the Option to meet any such Tax Liability, including employee’s primary Class 1 and employer’s secondary Class 1 national insurance contributions arising on exercise or vesting of in the Option for which the employer is required to account to HMRC. It is a condition of exercise of the Option that Participant enter into such arrangements as the Company or any Participating Company may require for satisfaction of those Tax Liabilities; particularly Participant acknowledges that Participant may be required as a condition of exercise of the Option to enter into a joint election with the company which is Participant’s employer whereby the employer's liability for national insurance contributions is transferred to the Participant on terms set out in the election and approved by HMRC. If so required by the Company or any Participating Company, where the Shares to be acquired on exercise of the Option are considered to be “restricted securities” for the purposes of Part 7, Chapter 2, ITEPA, Participant further agrees to enter into an election pursuant to section 431 ITEPA jointly with Participant’s employer, electing that the market value of the Shares acquired be calculated as if such Shares were not “restricted securities.”
Participant shall pay to the Company or the Employer any amount of income tax that the Company or the Employer may be required to account to HMRC with respect to the event giving rise to the income tax (the “Taxable Event”) that cannot be satisfied by the means described in Section 4 of the Option Agreement. If payment or withholding of the income tax is not made within ninety (90) days of the Taxable Event or such other period as required under U.K. law (the “Due Date”), Participant agrees that the amount of any uncollected income tax shall (assuming Participant is not a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended) constitute a loan owed by Participant to the Employer, effective on the Due Date. Participant agrees that the loan will bear interest at the then-current HMRC Official Rate and it will be immediately due and repayable, and the Company and/or the Employer may recover it at any time thereafter by any of the means referred to in Section 4 of the Option Agreement. If Participant fails to comply with Participant’s obligations in connection with the income tax as described in this section, the Company may refuse to deliver the Shares acquired under the Plan.
Notwithstanding the foregoing, if Participant is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), Participant will not be eligible for such a loan to cover the income tax due. In the event that Participant is a director or executive officer and the income tax due is not collected from or paid by Participant by the Due Date, the amount of any uncollected income tax will constitute a benefit to Participant on which additional income tax and National Insurance contributions will be payable. Participant will be responsible for reporting and paying any income tax and National Insurance contributions due on this additional benefit directly to HMRC under the self-assessment regime.

™ Incentive Stock Option	Participant:
™ Nonstatutory Stock Option	Date:

STOCK OPTION EXERCISE NOTICE
UNITY SOFTWARE INC.
Attention: Chief Financial Officer

Ladies and Gentlemen:
1. Option. I was granted an option (the “Option”) to purchase shares of the common stock (the “Shares”) of Unity Software Inc. (the “Company”) pursuant to the Company’s 2009 Stock Plan (the “Plan”), my Notice of Grant of Stock Option (the “Grant Notice”) and my Stock Option Agreement (the “Option Agreement”) as follows:

Date of Grant:
Number of Option Shares:
Exercise Price per Share:	$
2. Exercise of Option. I hereby elect to exercise the Option to purchase the following number of Shares, all of which are Vested Shares, in accordance with the Grant Notice and the Option Agreement:

Total Shares Purchased:	$
Total Exercise Price (Total Shares X Price per Share)	$
3. Payments. I enclose payment in full of the total exercise price for the Shares in the following form(s), as authorized by my Option Agreement:

™ Cash:	$
™ Check:	$
4. Tax Withholding. I authorize payroll withholding and otherwise will make adequate provision for the federal, state, local and foreign tax withholding obligations of the Company, if any, in connection with the Option. If I am exercising a Nonstatutory Stock Option, I enclose payment in full of my withholding taxes, if any, as follows:
(Contact Plan Administrator for amount of tax due.)

™ Cash:	$
™ Check:	$
5. Participant Information.

My address is:

6. Binding Effect. I agree that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Grant Notice, the Option Agreement, including the Right of First Refusal set forth therein, and the Plan, to all of which I hereby expressly assent. This Agreement shall inure to the benefit of and be binding upon my heirs, executors, administrators, successors and assigns.

7. Transfer. I understand and acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and that consequently the Shares must be held indefinitely unless they are subsequently registered under the Securities Act, an exemption from such registration is available, or they are sold in accordance with Rule 144 or Rule 701 under the Securities Act. I further understand and acknowledge that the Company is under no obligation to register the Shares. I understand that the certificate or certificates evidencing the Shares will be imprinted with legends which prohibit the transfer of the Shares unless they are registered or such registration is not required in the opinion of legal counsel satisfactory to the Company.
I am aware that Rule 144 under the Securities Act, which permits limited public resale of securities acquired in a nonpublic offering, is not currently available with respect to the Shares and, in any event, is available only if certain conditions are satisfied. I understand that any sale of the Shares that might be made in reliance upon Rule 144 may only be made in limited amounts in accordance with the terms and conditions of such rule and that a copy of Rule 144 will be delivered to me upon request.
I understand that I am purchasing the Shares pursuant to the terms of the Plan, the Grant Notice and my Option Agreement, copies of which I have received and carefully read and understand.

Very truly yours,

(Signature)
Receipt of the above is hereby acknowledged.
UNITY SOFTWARE INC.
By:
Title:
Dated:

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.
UNITY SOFTWARE INC.
STOCK OPTION AGREEMENT
(United States)
Unity Software Inc. has granted to the Participant named in the Notice of Grant of Stock Option (the “Grant Notice”) to which this Stock Option Agreement (the “Option Agreement”) is attached an option (the “Option”) to purchase certain shares of Stock upon the terms and conditions set forth in the Grant Notice and this Option Agreement. The Option has been granted pursuant to and shall in all respects be subject to the terms and conditions of the Unity Software Inc. 2009 Stock Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of, and represents that the Participant has read and is familiar with, the Grant Notice, this Option Agreement and the Plan, (b) accepts the Option subject to all of the terms and conditions of the Grant Notice, this Option Agreement and the Plan, and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Grant Notice, this Option Agreement or the Plan.
1.DEFINITIONS AND CONSTRUCTION.
1.1Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.
1.2Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
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2.TAX CONSEQUENCES.
2.1Tax Status of Option. This Option is intended to have the tax status designated in the Grant Notice.
(a)Incentive Stock Option. If the Grant Notice so designates, this Option is intended to be an Incentive Stock Option within the meaning of Section 422(b) of the Code, but the Company does not represent or warrant that this Option qualifies as such. The Participant should consult with the Participant’s own tax advisor regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. (NOTE TO PARTICIPANT: If the Option is exercised more than three (3) months after the date on which you cease to be an Employee (other than by reason of your death or permanent and total disability as defined in Section 22(e)(3) of the Code), the Option will be treated as a Nonstatutory Stock Option and not as an Incentive Stock Option to the extent required by Section 422 of the Code.)
(b)Nonstatutory Stock Option. If the Grant Notice so designates, this Option is intended to be a Nonstatutory Stock Option and shall not be treated as an Incentive Stock Option within the meaning of Section 422(b) of the Code.
2.2ISO Fair Market Value Limitation. If the Grant Notice designates this Option as an Incentive Stock Option, then to the extent that the Option (together with all Incentive Stock Options granted to the Participant under all stock option plans of the Participating Company Group, including the Plan) becomes exercisable for the first time during any calendar year for shares having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount will be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options are taken into account in the order in which they were granted, and the Fair Market Value of stock is determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date required or permitted by such amendment to the Code. If the Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option. (NOTE TO PARTICIPANT: If the aggregate Exercise Price of the Option (that is, the Exercise Price multiplied by the Number of Option Shares) plus the aggregate exercise price of any other Incentive Stock Options you hold (whether granted pursuant to the Plan or any other stock option plan of the Participating Company Group) is greater than $100,000, you should contact the Chief Financial Officer of the Company to ascertain whether the entire Option qualifies as an Incentive Stock Option.)
3.ADMINISTRATION.
All questions of interpretation concerning the Grant Notice, this Option Agreement, the Plan or any other form of agreement or other document employed by the Company in the administration of the Plan or the Option shall be determined by the Board. All such determinations by the Board shall be final, binding and conclusive upon all persons having an interest in the Option, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Board in the exercise of its discretion pursuant to the Plan or the Option or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest in the Option. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.
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4.EXERCISE OF THE OPTION.
4.1Right to Exercise. Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Vesting Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the number of Vested Shares less the number of shares previously acquired upon exercise of the Option, subject to the Company’s repurchase rights set forth in Section 11. In no event shall the Option be exercisable for more shares than the Number of Option Shares, as adjusted pursuant to Section 9.
4.2Method of Exercise. Exercise of the Option shall be by means of electronic or written notice (the “Exercise Notice”) in a form authorized by the Company. An electronic Exercise Notice must be digitally signed or authenticated by the Participant in such manner as required by the notice and transmitted to the Company or an authorized representative of the Company (including a third-party administrator designated by the Company). In the event that the Participant is not authorized or is unable to provide an electronic Exercise Notice, the Option shall be exercised by a written Exercise Notice addressed to the Company, which shall be signed by the Participant and delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Company, or an authorized representative of the Company (including a third-party administrator designated by the Company). Each Exercise Notice, whether electronic or written, must state the Participant’s election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Participant’s investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. Further, each Exercise Notice must be received by the Company prior to the termination of the Option as set forth in Section 6 and must be accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased. The Option shall be deemed to be exercised upon receipt by the Company of such electronic or written Exercise Notice and the aggregate Exercise Price.
4.3Payment of Exercise Price.
(a)Forms of Consideration Authorized. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check or in cash equivalent, (ii) if permitted by the Company and subject to the limitations contained in Section 4.3(b), by means of (1) a Cashless Exercise, (2) a Net-Exercise, or (3) a Stock Tender Exercise; or (iii) by any combination of the foregoing.
(b)Limitations on Forms of Consideration. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedure providing for payment of the Exercise Price through any of the means described below, including with respect to the Participant notwithstanding that such program or procedures may be available to others.
(i)Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed Exercise Notice together with irrevocable instructions to a broker in a form acceptable to the Company providing for the assignment to the Company of the proceeds of a sale or loan with respect to shares of Stock acquired upon the exercise of the Option in an amount not less than the aggregate Exercise Price for such shares (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System).
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(ii)Net-Exercise. A “Net-Exercise” means the delivery of a properly executed Exercise Notice electing a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to the Participant upon the exercise of the Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate Exercise Price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate Exercise Price not satisfied by such reduction in the number of whole shares to be issued. Following a Net-Exercise, the number of shares remaining subject to the Option, if any, shall be reduced by the sum of (1) the net number of shares issued to the Participant upon such exercise, and (2) the number of shares deducted by the Company for payment of the aggregate Exercise Price.
(iii)Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a properly executed Exercise Notice accompanied by (1) the Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock having a Fair Market Value that does not exceed the aggregate Exercise Price for the shares with respect to which the Option is exercised, and (2) the Participant’s payment to the Company in cash of the remaining balance of such aggregate Exercise Price not satisfied by such shares’ Fair Market Value. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, the Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.
4.4Tax Withholding.
(a)In General. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by a Participating Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax (including any social insurance) withholding obligations of the Participating Company Group, if any, which arise in connection with the Option. The Company shall have no obligation to deliver shares of Stock until the tax withholding obligations of the Participating Company Group have been satisfied by the Participant.
(b)Withholding in Shares. The Company shall have the right, but not the obligation, to require the Participant to satisfy all or any portion of a Participating Company’s tax withholding obligations upon exercise of the Option by deducting from the shares of Stock otherwise issuable to the Participant upon such exercise a number of whole shares having a fair market value, as determined by the Company as of the date of exercise, not in excess of the amount of such tax withholding obligations determined by the applicable minimum statutory withholding rates.
4.5Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice any or all shares acquired by the Participant pursuant to the exercise of the Option. Except as provided by the preceding sentence, a certificate for the shares as to which the Option is exercised shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.
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4.6Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE PARTICIPANT IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE PARTICIPANT MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
4.7Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.
5.NONTRANSFERABILITY OF THE OPTION.
During the lifetime of the Participant, the Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. The Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Following the death of the Participant, the Option, to the extent provided in Section 7, may be exercised by the Participant’s legal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.
6.TERMINATION OF THE OPTION.
The Option shall terminate and may no longer be exercised after the first to occur of (a) the close of business on the Option Expiration Date, (b) the close of business on the last date for exercising the Option following termination of the Participant’s Service as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.
7.EFFECT OF TERMINATION OF SERVICE.
7.1Option Exercisability. The Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period as determined below and thereafter shall terminate.
(a)Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for Vested Shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.
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(b)Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for Vested Shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.
(c)Termination for Cause. Notwithstanding any other provision of this Option Agreement, if the Participant’s Service is terminated for Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service.
(d)Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for Vested Shares by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.
7.2Extension if Exercise Prevented by Law. Notwithstanding the foregoing other than termination of the Participant’s Service for Cause, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until the later of (a) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (b) the end of the applicable time period under Section 7.1, but in any event no later than the Option Expiration Date.
8.EFFECT OF CHANGE IN CONTROL.
In the event of a Change in Control, except to the extent that the Board determines to cash out the Option in accordance with Section 9.1(c) of the Plan, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of the Participant, assume or continue in full force and effect the Company’s rights and obligations under all or any portion of the Option or substitute for all or any portion of the Option a substantially equivalent option for the Acquiror’s stock. For purposes of this Section, the Option or any portion thereof shall be deemed assumed if, following the Change in Control, the Option confers the right to receive, subject to the terms and conditions of the Plan and this Option Agreement, for each share of Stock subject to such portion of the Option immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise of the Option for each share of Stock to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. The Option shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control to the extent that the Option is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of the Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of this Option Agreement except as otherwise provided herein.
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9.ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.
Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number, Exercise Price and kind of shares subject to the Option, in order to prevent dilution or enlargement of the Participant’s rights under the Option. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and the Exercise Price shall be rounded up to the nearest whole cent. In no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.
10.RIGHTS AS A STOCKHOLDER, DIRECTOR, EMPLOYEE OR CONSULTANT.
The Participant shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date the shares are issued, except as provided in Section 9. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Participant, the Participant’s employment is “at will” and is for no specified term. Nothing in this Option Agreement shall confer upon the Participant any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Participant’s Service as a Director, an Employee or Consultant, as the case may be, at any time.
11.RIGHT OF FIRST REFUSAL.
11.1Grant of Right of First Refusal. Except as provided in Section 11.7 and Section 16 below, in the event the Participant, the Participant’s legal representative, or other holder of shares acquired upon exercise of the Option proposes to sell, exchange, transfer, pledge, or otherwise dispose of any Vested Shares (the “Transfer Shares”) to any person or entity, including, without limitation, any stockholder of a Participating Company, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this Section 11 (the “Right of First Refusal”).
11.2Notice of Proposed Transfer. Prior to any proposed transfer of the Transfer Shares, the Participant shall deliver written notice (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the “Proposed Transferee”) and, if the transfer is voluntary, the proposed transfer price, and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the Fair Market Value of the Transfer Shares, as determined by the Board in good faith. If the Participant proposes to transfer any Transfer Shares to more than one Proposed Transferee, the Participant shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Participant and the Proposed Transferee and must constitute a binding commitment of the Participant and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.
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11.3Bona Fide Transfer. If the Company determines that the information provided by the Participant in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Participant written notice of the Participant’s failure to comply with the procedure described in this Section 11, and the Participant shall have no right to transfer the Transfer Shares without first complying with the procedure described in this Section 11. The Participant shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.
11.4Exercise of Right of First Refusal. If the Company determines the proposed transfer to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Participant otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Participant of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company’s exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company’s right to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Participant or issued by a person other than the Participant with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Participant shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the present value cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Participant to any Participating Company shall be treated as payment to the Participant in cash to the extent of the unpaid principal and any accrued interest canceled. Notwithstanding anything contained in this Section to the contrary, the period during which the Company may exercise the Right of First Refusal and consummate the purchase of the Transfer Shares from the Participant shall terminate no sooner than the completion of a period of eight (8) months following the date on which the Participant acquired the Transfer Shares upon exercise of the Option.
11.5Failure to Exercise Right of First Refusal. If the Company fails to exercise the Right of First Refusal in full (or to such lesser extent as the Company and the Participant otherwise agree) within the period specified in Section 11.4 above, the Participant may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than ninety (90) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Participant and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Participant, shall again be subject to the Right of First Refusal and shall require compliance by the Participant with the procedure described in this Section 11.
11.6Transferees of Transfer Shares. All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interest therein subject to all of the terms and conditions of this Option Agreement, including this Section 11 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this Section 11 are met.
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11.7Transfers Not Subject to Right of First Refusal. The Right of First Refusal shall not apply to any transfer or exchange of the shares acquired upon exercise of the Option if such transfer or exchange is in connection with an Ownership Change Event. If the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of Section 11.9 below result in a termination of the Right of First Refusal.
11.8Assignment of Right of First Refusal. The Company shall have the right to assign the Right of First Refusal at any time, whether or not there has been an attempted transfer, to one or more persons as may be selected by the Company.
11.9Early Termination of Right of First Refusal. The other provisions of this Option Agreement notwithstanding, the Right of First Refusal shall terminate and be of no further force and effect upon (a) the occurrence of a Change in Control, unless the Acquiror assumes the Company’s rights and obligations under the Option or substitutes a substantially equivalent option for the Acquiror’s stock for the Option, or (b) the existence of a public market for the class of shares subject to the Right of First Refusal. A “public market” shall be deemed to exist if (i) such stock is listed on a national securities exchange (as that term is used in the Exchange Act) or (ii) such stock is traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.
12.STOCK DISTRIBUTIONS SUBJECT TO OPTION AGREEMENT.
If, from time to time, there is any stock dividend, stock split or other change, as described in Section 9, in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new, substituted or additional securities to which the Participant is entitled by reason of the Participant’s ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Right of First Refusal with the same force and effect as the shares subject to the Right of First Refusal immediately before such event.
13.NOTICE OF SALES UPON DISQUALIFYING DISPOSITION.
The Participant shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, if the Grant Notice designates this Option as an Incentive Stock Option, the Participant shall (a) promptly notify the Chief Financial Officer of the Company if the Participant disposes of any of the shares acquired pursuant to the Option within one (1) year after the date the Participant exercises all or part of the Option or within two (2) years after the Date of Grant and (b) provide the Company with a description of the circumstances of such disposition. Until such time as the Participant disposes of such shares in a manner consistent with the provisions of this Option Agreement, unless otherwise expressly authorized by the Company, the Participant shall hold all shares acquired pursuant to the Option in the Participant’s name (and not in the name of any nominee) for the one-year period immediately after the exercise of the Option and the two-year period immediately after Date of Grant. At any time during the one-year or two-year periods set forth above, the Company may place a legend on any certificate representing shares acquired pursuant to the Option requesting the transfer agent for the Company’s stock to notify the Company of any such transfers. The obligation of the Participant to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence.
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14.LEGENDS.
The Company may at any time place legends referencing the Right of First Refusal and any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:
14.1“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.”
14.2“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND REPURCHASE OPTIONS IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER’ S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION.”
14.3“THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“ISO”). IN ORDER TO OBTAIN THE PREFERENTIAL TAX TREATMENT AFFORDED TO ISOs, THE SHARES SHOULD NOT BE TRANSFERRED PRIOR TO [INSERT DISQUALIFYING DISPOSITION DATE HERE]. SHOULD THE REGISTERED HOLDER ELECT TO TRANSFER ANY OF THE SHARES PRIOR TO THIS DATE AND FOREGO ISO TAX TREATMENT, THE TRANSFER AGENT FOR THE SHARES SHALL NOTIFY THE CORPORATION IMMEDIATELY. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE INCENTIVE STOCK OPTION IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE OR UNTIL TRANSFERRED AS DESCRIBED ABOVE.”
15.LOCK-UP AGREEMENT.
The Participant hereby agrees that in the event of any underwritten public offering of stock, including an initial public offering of stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Participant shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act. The Participant hereby agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing within a reasonable timeframe if so requested by the Company.
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16.RESTRICTIONS ON TRANSFER OF SHARES.
No shares acquired upon exercise of the Option may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Participant), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law in any manner which violates any of the provisions of this Option Agreement, and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any shares which will have been transferred in violation of any of the provisions set forth in this Option Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares will have been so transferred.
17.MISCELLANEOUS PROVISIONS.
17.1Termination or Amendment. The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8 in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Participant unless such termination or amendment is necessary to comply with any applicable law or government regulation, including, but not limited to Section 409A of the Code. No amendment or addition to this Option Agreement shall be effective unless in writing.
17.2Compliance with Section 409A. The Company intends that income realized by the Participant pursuant to the Plan and this Option Agreement will not be subject to taxation under Section 409A of the Code. The provisions of the Plan and this Option Agreement shall be interpreted and construed in favor of satisfying any applicable requirements of Section 409A of the Code. The Company, in its reasonable discretion, may amend (including retroactively) the Plan and this Agreement in order to conform to the applicable requirements of Section 409A of the Code, including amendments to facilitate the Participant’s ability to avoid taxation under Section 409A of the Code. However, the preceding provisions shall not be construed as a guarantee by the Company of any particular tax result for income realized by the Participant pursuant to the Plan or this Option Agreement. In any event, and except for the responsibilities of the Company set forth in Section 4.4, no Participating Company shall be responsible for the payment of any applicable taxes incurred by the Participant on income realized by the Participant pursuant to the Plan or this Option Agreement.
17.3Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Option Agreement.
17.4Binding Effect. This Option Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.
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17.5Delivery of Documents and Notices. Any document relating to participation in the Plan, or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.
(a)Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Option Agreement, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, if permitted by the Company, the Participant may deliver electronically the Grant Notice and Exercise Notice called for by Section 4.2 to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.
(b)Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 17.5(a) of this Option Agreement and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Grant Notice and Exercise Notice, as described in Section 17.5(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 17.5(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 17.5(a).
17.6Integrated Agreement. The Grant Notice, this Option Agreement and the Plan, together with any employment, service or other agreement with the Participant and a Participating Company referring to the Option, shall constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter. To the extent contemplated herein or therein, the provisions of the Grant Notice, the Option Agreement and the Plan shall survive any exercise of the Option and shall remain in full force and effect.
17.7Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.
17.8Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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™ Incentive Stock Option	Participant:
™ Nonstatutory Stock Option	Date:
STOCK OPTION EXERCISE NOTICE

UNITY SOFTWARE INC.
Attention: Chief Financial Officer

Ladies and Gentlemen:
1. Option. I was granted an option (the “Option”) to purchase shares of the common stock (the “Shares”) of Unity Software Inc. (the “Company”) pursuant to the Company’s 2009 Stock Plan (the “Plan”), my Notice of Grant of Stock Option (the “Grant Notice”) and my Stock Option Agreement (the “Option Agreement”) as follows:

Date of Grant:
Number of Option Shares:
Exercise Price per Share:	$
2. Exercise of Option. I hereby elect to exercise the Option to purchase the following number of Shares, all of which are Vested Shares, in accordance with the Grant Notice and the Option Agreement:

Total Shares Purchased:	$
Total Exercise Price (Total Shares X Price per Share)	$
3. Payments. I enclose payment in full of the total exercise price for the Shares in the following form(s), as authorized by my Option Agreement:

™ Cash:	$
™ Check:	$
4. Tax Withholding. I authorize payroll withholding and otherwise will make adequate provision for the federal, state, local and foreign tax withholding obligations of the Company, if any, in connection with the Option. If I am exercising a Nonstatutory Stock Option, I enclose payment in full of my withholding taxes, if any, as follows:
(Contact Plan Administrator for amount of tax due.)

™ Cash:	$
™ Check:	$
5. Participant Information.

My address is:
My Employee ID is:
6. Notice of Disqualifying Disposition. If the Option is an Incentive Stock Option, I agree that I will promptly notify the Chief Financial Officer of the Company if I transfer any of the Shares within one (1) year from the date I exercise all or part of the Option or within two (2) years of the Date of Grant.
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7. Binding Effect. I agree that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Grant Notice, the Option Agreement, including the Right of First Refusal set forth therein, and the Plan, to all of which I hereby expressly assent. This Agreement shall inure to the benefit of and be binding upon my heirs, executors, administrators, successors and assigns.
8. Transfer. I understand and acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and that consequently the Shares must be held indefinitely unless they are subsequently registered under the Securities Act, an exemption from such registration is available, or they are sold in accordance with Rule 144 or Rule 701 under the Securities Act. I further understand and acknowledge that the Company is under no obligation to register the Shares. I understand that the certificate or certificates evidencing the Shares will be imprinted with legends which prohibit the transfer of the Shares unless they are registered or such registration is not required in the opinion of legal counsel satisfactory to the Company.
I am aware that Rule 144 under the Securities Act, which permits limited public resale of securities acquired in a nonpublic offering, is not currently available with respect to the Shares and, in any event, is available only if certain conditions are satisfied. I understand that any sale of the Shares that might be made in reliance upon Rule 144 may only be made in limited amounts in accordance with the terms and conditions of such rule and that a copy of Rule 144 will be delivered to me upon request.
I understand that I am purchasing the Shares pursuant to the terms of the Plan, the Grant Notice and my Option Agreement, copies of which I have received and carefully read and understand.

Very truly yours,

(Signature)
Receipt of the above is hereby acknowledged.
UNITY SOFTWARE INC.
By:
Title:
Dated:
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